EXHIBIT A

RULE 424 (b) (3)	FORM F-6:
333-9814

EFFECTIVE SEPTEMBER 2,
2005, NORTH AMERICAN BUS
INDUSTRIES CHANGED THE
NOMINAL VALUE OF ITS
ORDINARY SHARES FROM HUF
1000 EACH to HUF 112 EACH.


AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents one deposited Share)


THE BANK OF NEW YORK
American Depositary RECEIPT
FOR ORDINARY SHARES OF
THE NOMINAL VALUE OF HUF
1,000 EACH OF
NORTH AMERICAN BUS
INDUSTRIES RT.
(INCORPORATED UNDER THE
LAWS OF THE REPUBLIC OF
HUNGARY)

            The Bank of New
York, as depositary (herein called the
Depositary), hereby certifies
that___________
______________________________
______________, or registered
assigns IS THE OWNER OF
_____________________________

AMERICAN DEPOSITARY
SHARES

representing deposited ordinary
shares (herein called Shares) of
NORTH AMERICAN BUS
INDUSTRIES RT., incorporated
under the laws of the Republic of
Hungary (herein called the
Company).  At the date hereof, each
American Depositary Share
represents one Share deposited or
subject to deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the principal
Budapest office of either of OTP
Bank or Budapest Bank Ltd. (herein
called the Custodian).  The
Depositarys Corporate Trust Office
is located at a different address than
its principal executive office.  Its
Corporate Trust Office is located at
101 Barclay Street, New York, N.Y.
10286, and its principal executive
office is located at One Wall Street,
New York, N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286



            1.  THE DEPOSIT
AGREEMENT.

            This American
Depositary Receipt is one of an issue
(herein called Receipts), all issued
and to be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of February 11,
1999 as further amended from time
to time (herein called the Deposit
Agreement), by and among the
Company, the Depositary, and all
Owners and Beneficial Owners from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to become
a party thereto and become bound by
all the terms and conditions thereof.
The Deposit Agreement sets forth the
rights of Owners and Beneficial
Owners of the Receipts and the
rights and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect of
such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called Deposited
Securities).  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.

            The statements made
on the face and reverse of this
Receipt are summaries of certain
provisions of the Deposit Agreement
and are qualified by and subject to
the detailed provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have the
meanings set forth in the Deposit
Agreement.

            2.  SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.



            Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery, to him
or upon his order, of the Deposited
Securities at the time represented by
the American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates in the
name of the Owner hereof or as
ordered by him or certificates
properly endorsed or accompanied
by proper instruments of transfer and
(b) any other securities, property and
cash to which such Owner is then
entitled in respect of this Receipt.
Such delivery will be made at the
option of the Owner hereof, either at
the office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.

            3.  TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.



            The transfer of this
Receipt is registrable on the books of
the Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient to pay
any applicable transfer taxes and the
expenses of the Depositary and upon
compliance with such regulations, if
any, as the Depositary may establish
for such purpose.  This Receipt may
be split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor
of the Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt,
including, without limitation, this
Article 3.

            The delivery of
Receipts against deposit of Shares
generally or against deposit of
particular Shares may be suspended,
or the transfer of Receipts in
particular instances may be refused,
or the registration of transfer of
outstanding Receipts generally may
be suspended, during any period
when the transfer books of the
Depositary are closed, or if any such
action is deemed necessary or
advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission,
or under any provision of the Deposit
Agreement or this Receipt, or for any
other reason, subject to the
provisions of the following sentence.
 Notwithstanding anything to the
contrary in the Deposit Agreement or
this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to (i)
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting at a
shareholders meeting, or the payment
of dividends, (ii) the payment of fees,
taxes and similar charges, and (iii)
compliance with any U.S. or foreign
laws or governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities.  Without limiting the
foregoing, the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares
required to be registered under the
provisions of the Securities Act,
unless a registration statement is in
effect as to such Shares.

            The Depositary will in
no event be required to accept
Excess Securities for deposit or issue
Receipts against delivery thereof.

            4.  LIABILITY OF
OWNER OR BENEFICIAL
OWNER FOR TAXES.



            If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner or Beneficial
Owner hereof to the Depositary.  The
Depositary may refuse to effect any
transfer of this Receipt or any
withdrawal of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt
until such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner or Beneficial
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner or Beneficial Owner hereof
shall remain liable for any
deficiency.

            5.  WARRANTIES
ON DEPOSIT OF SHARES.

            Every person
depositing Shares under the Deposit
Agreement shall be deemed thereby
to represent and warrant that such
Shares and each certificate therefor
are validly issued, fully paid, non-
assessable, and free of any
preemptive rights of the owners of
outstanding Shares and that the
person making such deposit is duly
authorized so to do.  In addition,
every person depositing Shares,
taking delivery of or transferring
Receipts, or surrendering Receipts
and withdrawing Shares under the
Deposit Agreement will also be
deemed thereby to represent and
warrant that such Shares would not
be Restricted Securities.  Such
representations and warranties shall
survive the deposit of Shares and
issuance of Receipts.

            6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.



            Any person presenting
Shares for deposit or any Owner or
Beneficial Owner of a Receipt may
be required from time to time to file
with the Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper.  The Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or sale
or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made.
 No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in the Republic
of Hungary which is then performing
the function of the regulation of
currency exchange.

            7.  CHARGES OF
DEPOSITARY.

            The Company agrees
to pay the fees, reasonable expenses
and out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
Except as otherwise specifically
provided below and in the Deposit
Agreement, the charges and expenses
of the Custodian are for the sole
account of the Depositary.



            The following charges
shall be incurred by any party
depositing or withdrawing Shares, by
any Owner of Receipts or by any
party surrendering Receipts or to
whom Receipts are issued (including,
without limitation, issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.03 of the Deposit
Agreement), whichever is applicable:
(1) taxes and other governmental
charges, (2) such registration fees as
may from time to time be in effect
for the registration of transfers of
Shares generally on the Share
register of the Company or Foreign
Registrar and applicable to transfers
of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee or the
making of deposits or withdrawals
under the terms of the Deposit
Agreement, (3) such cable, telex and
facsimile transmission expenses as
are expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.03, 4.03 or 4.04 of the
Deposit Agreement and the surrender
of Receipts pursuant to Section 2.05
or 6.02 of the Deposit Agreement,
(6) a fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to Sections 4.01 through
4.04 of the Deposit Agreement and
(7) a fee for the distribution of
securities pursuant to Section 4.02 of
the Deposit Agreement, such fee
being in an amount equal to the fee
for the execution and delivery of
American Depositary Shares referred
to above which would have been
charged as a result of the deposit of
such securities (for purposes of this
clause 7 treating all such securities as if they were Shares), but which securities are instead distributed by the Depositary to Owners, (8) a fee not in excess of $1.50 per certificate for a Receipt or Receipts for transfers made pursuant to the terms of the Deposit Agreement and (9) a fee of $.01 or less per American
Depositary Share (or portion thereof)
per year to cover custodial expenses
(which fee will be assessed against
Owners of record as of the date set
by the Depositary in accordance with
Section 4.06 of the Deposit
Agreement not more often than once
each calendar year).

            The Depositary,
subject to Article 8 hereof, may own
and deal in any class of securities of
the Company and its affiliates and in
Receipts.

            8.  PRE-RELEASE
OF RECEIPTS.





            Unless requested in
writing by the Company to cease
doing so, notwithstanding Section
2.03 of the Deposit Agreement, the
Depositary may execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement (a Pre-
Release).  The Depositary may,
pursuant to Section 2.05 of the
Deposit Agreement, deliver Shares
upon the receipt and cancellation of
Receipts which have been Pre-
Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a Pre-
Release and may require that
Receipts (and not Shares) be
delivered to it in satisfaction of a
Pre-Release in circumstances where
deposit of any Shares so received
would be Excess Securities.  Each
Pre-Release will be (a) preceded or
accompanied by a written
representation from the person to
whom Receipts or Shares are to be
delivered (the Pre-Releasee) that the
Pre-Releasee, or its customer (i)
owns the Shares or Receipts to be
remitted, as the case may be, (ii)
assigns all beneficial right, title and
interest in such Shares or Receipts,
as the case may be, to the Depositary
in its capacity as such and for the
benefit of the Owners and Beneficial
Owners, and (iii) will not take any
action with respect to such Shares or
Receipts, as the case may be, other
than in satisfaction of such Pre-
Release, (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral of comparable safety and
liquidity as the Depositary deems
appropriate, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of Shares
not deposited but represented by
American Depositary Shares
outstanding at any time as a result of
Pre-Releases will not normally
exceed thirty percent (30%) of the
Shares deposited under the Deposit
Agreement; provided, however, that
the Depositary reserves the right to
change or disregard such limit from
time to time as it deems reasonably
appropriate, and may, with the prior
written consent of the Company,
change such limit for purposes of
general application.  The Depositary
may also set dollar limits with
respect to Pre-Release transactions to
be entered into hereunder with any
particular Pre-Releasee on a case-by-
case basis as the Depositary deems
appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners and
Beneficial Owners under the Deposit
Agreement, the collateral referred to
in clause (b) above will be held by
the Depositary as security for the
performance of the Pre-Release
transaction, including the Pre-
Releasees obligation to deliver
Shares or Receipts upon termination
of a Pre-Release transaction (and will
not, for avoidance of doubt,
constitute Deposited Securities under
the Deposit Agreement).

            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

            9.  TITLE TO
RECEIPTS.

            It is a condition of
this Receipt, and every successive
Owner and Beneficial Owner of this
Receipt by accepting or holding the
same consents and agrees, that title
to this Receipt, when properly
endorsed or accompanied by proper
instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument under the laws
of New York; provided, however,
that the Depositary, notwithstanding
any notice to the contrary, may treat
the person in whose name this
Receipt is registered on the books of
the Depositary as the absolute owner
hereof for the purpose of determining
the person entitled to distribution of
dividends or other distributions or to
any notice provided for in the
Deposit Agreement or for all other
purposes and neither the Depositary
nor the Company will have any
obligation or be subject to any
liability under the Deposit
Agreement to any owner of this
Receipt unless such owner is the
Owner hereof.

            10.  VALIDITY OF
RECEIPT.



            This Receipt shall not
be entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual
signature of a duly authorized
signatory of the Depositary;
provided, however that such
signature may be a facsimile if a
Registrar for the Receipts shall have
been appointed and such Receipts are
countersigned by the manual or
facsimile signature of a duly
authorized officer of the Registrar.

            11.  REPORTS;
INSPECTION OF TRANSFER
BOOKS.

            The Company
currently furnishes the Securities and
Exchange Commission (hereinafter
called the Commission) with certain
public reports and documents
required by foreign law or otherwise
under Rule 12g3-2(b) under the
Securities Exchange Act of 1934.
Such reports and communications
will be available for inspection and
copying by any owner of any
beneficial interest in any Shares or
American Depositary Shares at the
public reference facilities maintained
by the Commission located at 450
Fifth Street, N.W., Washington, D.C.
20549.

            The Depositary will
make available for inspection by
Owners of Receipts at its Corporate
Trust Office any notices, reports and
other communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary as the
owner of the Deposited Securities
and (b) made generally available to
the owners of such Deposited
Securities by the Company.  The
Depositary will also promptly send
to Owners of Receipts copies of such
notices, reports and other
communications when furnished by
the Company pursuant to the Deposit
Agreement.  Any such reports and
communications, including any such
proxy soliciting material, furnished
to the Depositary by the Company
shall be furnished in English to the
extent such materials are required to
be translated into English pursuant to
any regulations of the Commission.

            The Depositary will
keep books, at its Corporate Trust
Office, for the registration of
Receipts and transfers of Receipts
which at all reasonable times shall be
open for inspection by the Owners of
Receipts provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.


            12.  DIVIDENDS
AND DISTRIBUTIONS.

            Whenever the
Depositary receives any cash
dividend or other cash distribution
on any Deposited Securities, the
Depositary will, if at the time of
receipt thereof any amounts received
in a foreign currency can in the
judgment of the Depositary be
converted on a reasonable basis into
United States dollars transferable to
the United States, and subject to the
Deposit Agreement, as promptly as
practicable, convert or cause to be
converted such dividend or
distribution into dollars and will, as
promptly as practicable, distribute
the amount thus received (net of the
fees and expenses of the Depositary
as provided in Article 7 hereof and
Sections 4.05 and 5.09 of the Deposit
Agreement) to the Owners of
Receipts entitled thereto; provided,
however, that in the event that the
Company or the Depositary is
required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.



            Subject to the
provisions of Section 4.11 and 5.09
of the Deposit Agreement, whenever
the Depositary receives any
distribution other than a distribution
described in Section 4.01, 4.03 or
4.04 of the Deposit Agreement, the
Depositary will cause the securities
or property received by it to be
distributed, as promptly as
practicable, to the Owners entitled
thereto, in any manner that the
Depositary may reasonably deem
equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners of
Receipts entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may, after consultation with the Company to the extent practicable, adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement) will be distributed by the
Depositary to the Owners of Receipts
entitled thereto all in the manner and
subject to the conditions described in
Section 4.01 of the Deposit
Agreement; provided, however, that
no such distribution to Owners may
be unreasonably delayed by any
action of the Depositary or any of its
agents.



            If any distribution
consists of a dividend in, or free
distribution of, Shares, the
Depositary may, and shall, if the
Company so requests in writing,
distribute as promptly as practicable
to the Owners of outstanding
Receipts entitled thereto additional
Receipts evidencing an aggregate
number of American Depositary
Shares representing the amount of
Shares received as such dividend or
free distribution subject to the terms
and conditions of the Deposit
Agreement with respect to the
deposit of Shares and the issuance of
American Depositary Shares
evidenced by Receipts, including the
withholding of any tax or other
governmental charge as provided in
Section 4.11 of the Deposit
Agreement, the payment of the fees
and expenses of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement and the refusal to accept
the deposit of any Shares that would
be Excess Securities; provided,
however, that no such distribution to
Owners may be unreasonably
delayed by any action of the
Depositary or any of its agents.  The
Depositary may withhold any such
distribution of Receipts under
Section 4.03 of the Deposit
Agreement if it has not received
satisfactory assurances from the
Company that such distribution does
not require registration under the
Securities Act or is exempt from
registration under the provisions of
such Act.  In lieu of (i) delivering
Receipts for fractional American
Depositary Shares or (ii) accepting
for deposit any Shares that would be
Excess Securities, then, in any such
case, the Depositary will sell (at
public or private sale) the amount of
Shares represented by the aggregate
of such fractions or such Excess
Securities, as the case may be, and
distribute the net proceeds, all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.  If additional
Receipts are not so distributed, each
American Depositary Share shall
thenceforth also represent the
additional Shares distributed upon
the Deposited Securities represented
thereby.

            In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges, and
the Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.

            The Depositary and
the Company have agreed in the
Deposit Agreement to use reasonable
efforts to make and maintain
arrangements from time to time to
assist, insofar as practicable, Owners
and Beneficial Owners to receive any
rebates, tax credits or other benefits
(pursuant to treaty or otherwise)
relating to distributions on the
American Depositary Shares to
which such persons are entitled;
provided, however, that neither the
Company nor the Depositary, as the
case may be, will be required to
follow any procedures or participate
in any arrangements relating to the
refund of withholding tax if it
determines in good faith that its
participation in the refund process is
no longer lawful or feasible.

            13.  RIGHTS.



            In the event that the
Company shall offer or cause to be
offered to the owners of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary, after consultation with
the Company to the extent
practicable,  shall have discretion as
to the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available to such
Owners or, if by the terms of such
rights offering or for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse;
provided, however, that if at the time
of the offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights available
to all Owners or to certain Owners
but not to other Owners, the
Depositary may, and shall, if the
Company so requests in writing,
distribute to any Owner to whom it
determines the distribution to be
lawful and feasible, in proportion to
the number of American Depositary
Shares held by such Owner, warrants
or other instruments therefor in such
form as it deems appropriate.

            In circumstances in
which rights would not otherwise be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner hereunder, the Depositary
will make such rights available to
such Owner upon written notice from
the Company to the Depositary that
(a) the Company has elected in its
sole discretion to permit such rights
to be exercised and (b) such Owner
has executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.



            If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction
pursuant to such warrants or other
instruments to the Depositary from
such Owner to exercise such rights,
upon payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to be
received upon the exercise of the
rights, and upon payment of the fees
and expenses of the Depositary and
any other charges as set forth in such
warrants or other instruments, the
Depositary shall, on behalf of such
Owner, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Owner;
provided, however, that the
Depositary will have no obligation to
effect such exercise or purchase
unless it shall have received a duly
executed and completed written
certification in substantially the form
annexed to the Deposit Agreement
by or on behalf of the person who
will be the beneficial owner of
Shares to be so purchased.  As agent
for such Owner, the Depositary will
cause the Shares so purchased to be
deposited pursuant to Section 2.02 of
the Deposit Agreement, and shall,
pursuant to Section 2.03 of the
Deposit Agreement, execute and
deliver Receipts to such Owner;
provided, however, that the
Depositary shall not be required to
cause any Excess Securities to be
deposited (or to execute and deliver
new Receipts) in respect thereof; and
provided, further, that in the case of a distribution pursuant to the preceding paragraph, deposits of shares received upon exercise of any rights shall be made, and depositary shares shall be delivered, under other depositary arrangements to be entered into between the Company and the Depositary which provide for issuance of depositary receipts subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under applicable United
States laws.



            If the Depositary
determines in its discretion that it is
not lawful and feasible to make such
rights available to all or certain
Owners or that any Shares received
by it upon the exercise of rights on
behalf of an Owner would be Excess
Securities, it may, after consultation
with the Company to the extent
practicable, and shall, if the
Company so requests in writing, sell
the rights, warrants, other
instruments or Excess Securities (at
public or private sale) in proportion
to the number of American
Depositary Shares held by the
Owners to whom it has determined it
may not lawfully or feasibly make
such rights available or whose Shares
would be Excess Securities, and
allocate the net proceeds of such
sales (net of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants,
other instruments or Excess
Securities, upon an averaged or other
practical basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt or
otherwise.

            Except pursuant to the
second paragraph of Section 4.04 of
the Deposit Agreement, the
Depositary will not offer rights to
Owners unless both the rights and
the securities to which such rights
relate are either exempt from
registration under the Securities Act
with respect to a distribution to
Owners or are registered under the
provisions of such Act; provided,
that nothing in this Deposit
Agreement shall create, any
obligation on the part of the
Company to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective.  If an
Owner of Receipts requests the
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under such Act, the Depositary shall
not effect such distribution unless it
has received an opinion from
recognized U.S. counsel for the
Company upon which the Depositary
may rely that such distribution to
such Owner is exempt from such
registration.

            The Depositary shall
not be responsible for any failure to
determine that it may be lawful or
feasible to make such rights available
to Owners in general or any Owner
in particular.

            14.  CONVERSION
OF FOREIGN CURRENCY.



            Whenever the
Depositary or the Custodian shall
receive foreign currency, by way of
dividends or other distributions or
the net proceeds from the sale of
securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall, as promptly as practicable, convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall, as promptly as practicable, be distributed to the
Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the owners thereof to such
Dollars, then to the owners of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of the
reasonable and customary expenses
of conversion into Dollars incurred
by the Depositary and of the fees of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement.

            If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.

            If at any time the
Depositary shall determine that in its
judgment any foreign currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, or if such conversion is prohibited by law, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.



            If any such
conversion of foreign currency, in
whole or in part, cannot be effected
for distribution to some of the
Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.

            15.  RECORD
DATES.

            Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall be
made, or whenever rights shall be
issued with respect to the Deposited
Securities, or whenever the
Depositary shall receive notice of
any meeting of owners of Shares or
other Deposited Securities, or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall find it necessary or
convenient, the Depositary shall,
after consultation with the Company
to the extent practicable, fix a record
date (a) for the determination of the
Owners of Receipts who shall be
(i) entitled to receive such dividend,
distribution or rights or the net
proceeds of the sale thereof or
(ii) entitled to give instructions for
the exercise of voting rights at any
such meeting, (b) on or after which
each American Depositary Share will
represent the changed number of
Shares, subject to the provisions of
the Deposit Agreement, or (c) for the
determination of Owners who shall
be responsible for the fee assessed by
the Depositary to cover custodial
expenses, as provided in Section
5.09 of the Deposit Agreement.

            16.  VOTING OF
DEPOSITED SECURITIES.





            Upon receipt of notice
of any meeting of holders of Shares
or other Deposited Securities, if
requested in writing by the
Company, the Depositary shall, as
soon as practicable thereafter, mail to
the Owners of Receipts a notice, the
form of which notice shall be in the
sole discretion of the Depositary,
which shall contain (a) such
information as is contained in such
notice of meeting received by the
Depositary from the Company, (b) a
statement that the Owners of
Receipts as of the close of business
on a specified record date will be
entitled, subject to any applicable
provision of law and of the Articles
of Association of the Company and
to the provisions of the Deposited
Securities, to instruct the Depositary
as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective
American Depositary Shares and (c)
a statement as to the manner in
which such instructions may be
given or deemed given in accordance
with the last sentence of this
paragraph if no instruction is
received to the Depositary to give a
discretionary proxy to a person
designated by the Company.  Upon
the written request of an Owner of a
Receipt on such record date, received
on or before the record date
established by the Depositary for
such purpose, the Depositary, to the
extent permitted within applicable
law, the Articles of Association of
the Company and the provisions of
the Deposited Securities, will use its
best efforts that are reasonable under
the circumstances to vote or cause to
be voted the amount of Shares or
other Deposited Securities
represented by the American
Depositary Shares evidenced by such
Owners Receipts in accordance with
any non-discretionary instructions set
forth in such request, subject to the
provisions of the following sentence.
 In any such case, the Depositary will
not act upon any such written request
of an Owner of an American
Depositary Share as to the exercise
of voting rights in favor of the Shares
or other Deposited Securities
represented by such American
Depositary Share, unless such Owner
shall have provided to the Depositary
a duly executed and completed
written certification, in substantially
the form annexed to the Deposit
Agreement, on behalf of the
Beneficial Owner of such American
Depositary Share.  The Depositary
shall not vote or attempt to exercise
the right to vote that attaches to the
Shares or other Deposited Securities,
other than in accordance with such
instructions or deemed instructions.
If no instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner to
have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
with respect to such Deposited
Securities and the Depositary shall
give a discretionary proxy to a
person designated by the Company to
vote such Deposited Securities;
provided, that no such instruction
shall be deemed given and no such
discretionary proxy shall be given
with respect to any matter as to
which the Company informs the
Depositary (and the Company agrees
to provide such information as
promptly as practicable in writing)
that (x) the Company does not wish
such proxy to be given, (y)
substantial opposition exists or (z)
such matter materially and adversely
affects the rights of holders of
Shares.

            There can be no
assurance that Owners generally or
any Owner in particular will receive
the notice described in the preceding
paragraph sufficiently prior to the
record date established by the
Depositary for receipt of instructions
to ensure that the Depositary will in
fact receive such instructions on or
before such date.

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.



            In circumstances
where the provisions of Section 4.03
of the Deposit Agreement do not
apply, upon any change in nominal
value, change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, the right to
receive the new Deposited Securities
so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may, after
consultation with the Company to the
extent practicable, and shall, if the
Company so requests in writing,
execute and deliver additional
Receipts as in the case of a dividend
in Shares, or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.

            In circumstances
where any securities received by the
Depositary pursuant to the preceding
paragraph would be Excess
Securities, the Depositary shall sell
(at public or private sale) such
Excess Securities and distribute the
net proceeds, all in the manner and
subject to the conditions described in
Section 4.01 of the Deposit
Agreement.

            18.	LIABILITY
OF THE COMPANY AND
DEPOSITARY.





            Neither the
Depositary nor the Company nor any
of their respective directors,
employees, agents or affiliates shall
incur any liability to any Owner or
Beneficial Owner of any Receipt, if
by reason of any provision of any
present or future law or regulation of
the United States or any other
country, or of any other
governmental or regulatory authority,
or by reason of any provision,
present or future, of the Articles of
Associations of the Company, or by
reason of any provision of any
securities issued or distributed by the
Company, or any offering or
distribution thereof, or by reason of
any act of God or war or other
circumstances beyond its control, the
Depositary or the Company shall be
prevented, delayed or forbidden from
or be subject to any civil or criminal
penalty on account of doing or
performing any act or thing which by
the terms of the Deposit Agreement
or Deposited Securities it is provided
shall be done or performed; nor shall
the Depositary or the Company or
any of their respective directors,
employees, agents or affiliates incur
any liability to any Owner or
Beneficial Owner of a Receipt by
reason of any non-performance or
delay, caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, or by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement.
Where, by the terms of a distribution
pursuant to Section 4.01, 4.02 or
4.03 of the Deposit Agreement, or an
offering or distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution or
offering may not be made available
to Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.  Neither the Company nor
the Depositary assumes any
obligation or shall be subject to any
liability under the Deposit
Agreement to Owners or Beneficial
Owners of Receipts, except that they
agree to perform their obligations
specifically set forth in the Deposit
Agreement without negligence or
bad faith.  The Depositary shall not
be subject to any liability with
respect to the validity or worth of the
Deposited Securities.  Neither the
Depositary nor the Company shall be
under any obligation to appear in,
prosecute or defend any action, suit,
or other proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
Beneficial Owner of a Receipt, or
any other person believed by it in
good faith to be competent to give
such advice or information.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that, in connection with the
issue out of which such potential
liability arises, the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.  The Company agrees
to indemnify the Depositary, its
directors, employees, agents and
affiliates and any Custodian against,
and hold each of them harmless
from, any liability or expense
(including, but not limited to, the
expenses of counsel) which may
arise out of acts performed or
omitted, in accordance with the
provisions of the Deposit Agreement
and of the Receipts, as the same may
be amended, modified, or
supplemented from time to time, (i)
by either the Depositary or a
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of either of them, or (ii)
by the Company or any of its
directors, employees, agents and
affiliates.  No disclaimer of liability
under the Securities Act is intended
by any provision of the Deposit
Agreement.

            19.
	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.

            The Depositary may
at any time resign as Depositary
hereunder by written notice of its
election so to do delivered to the
Company, such resignation to take
effect  upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by written
notice of such removal, effective
upon the appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.

            20.  AMENDMENT.



            The form of the
Receipts and any provisions of the
Deposit Agreement may at any time
and from time to time be amended by
agreement between the Company and
the Depositary without the consent of
Owners or Beneficial Owners of
Receipts in any respect which they
may deem necessary or desirable.
Any amendment which shall impose
or increase any fees or charges (other
than taxes and other governmental
charges, registration fees and cable,
telex or facsimile transmission costs,
delivery costs or other such
expenses), or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby except in order to comply
with mandatory provisions of
applicable law.

            21.
	TERMINATION OF
DEPOSIT AGREEMENT.



            The Depositary at any
time at the direction of the Company,
shall terminate the Deposit
Agreement by mailing notice of such
termination to the Owners of all
Receipts then outstanding at least 90
days prior to the date fixed in such
notice for such termination.  The
Depositary may likewise terminate
the Deposit Agreement by mailing
notice of such termination to the
Company and the Owners of all
Receipts then outstanding if at any
time 90 days shall have expired after
the Depositary shall have delivered
to the Company a written notice of
its election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after the
date of termination, the Owner of a
Receipt will, upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.05 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges, be entitled to delivery, to
him or upon his order, of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and without
liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the
Depositary with respect to such net
proceeds.  After making such sale,
the Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds and
other cash (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.



            22.
	ARBITRATION; WAIVER
OF IMMUNITIES

            The Deposit
Agreement provides that (a) any
controversy, claim or cause of action
brought by any party to the Deposit
Agreement against the Company
arising out of or relating to the
Shares or other Deposited Securities,
the American Depositary Shares, the
Receipts or the Deposit Agreement,
or the breach thereof, shall be settled
by arbitration in accordance with the
Commercial Arbitration Rules of the
American Arbitration Association,
and that judgment upon the award
rendered by the arbitrators may be
entered in any court having
jurisdiction thereof; provided, that in
the event of any third-party litigation
to which the Depositary is a party
and to which the Company may
properly be joined, the Company
may be so joined in any court in
which such litigation is proceeding;
and (b) any controversy, claim or
cause of action arising out of or
relating to the Shares or other
Deposited Securities, the American
Depositary Shares, the Receipts or
this Deposit Agreement not subject
to clause (a) above shall be litigated
in the Federal and state courts in the
Borough of Manhattan.
            To the extent that the
Company or any of its properties,
assets or revenues may have or
hereafter become entitled to, or have
attributed to it, any right of
immunity, on the grounds of
sovereignty or otherwise, from any
legal action, suit or proceeding, from
the giving of any relief in any respect
thereof, from setoff or counterclaim,
from the jurisdiction of any court,
from service of process, from
attachment upon or prior to
judgment, from attachment in aid of
execution or judgment, or other legal
process or proceeding for the giving
of any relief or for the enforcement
of any judgment, in any jurisdiction
in which proceedings may at any
time be commenced, with respect to
its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or
Deposited Securities, the American
Depositary Shares, the Receipts or
the Deposit Agreement, the
Company, to the fullest extent
permitted by law, hereby irrevocably
and unconditionally waives, and
agrees not to plead or claim, any
such immunity and consents to such
relief and enforcement.


      23.	LIMITATIONS ON
HOLDINGS

            Notwithstanding any
other provision of this Receipt or the
Deposit Agreement to the contrary,
each Owner and Beneficial Owner
has agreed in the Deposit Agreement
to be bound by and subject to any
limitations on holdings of Shares
provided under applicable laws and
regulations of the Republic of
Hungary and to the Articles of
Association of the Company to the
same extent as if the American
Depositary Shares evidenced by the
Receipts of such Owner or Beneficial
Owner were the Shares represented
by such American Depositary Shares
evidenced by such Receipts.  Failure
of an Owner or Beneficial Owner to
comply in a timely fashion with such
laws or regulations or with such
Articles of Association of the
Company, may, in the Companys
sole discretion, result in the
withholding of certain rights in
respect of the American Depositary
Shares owned by such Owner or
beneficially owned by such
Beneficial Owner (including voting,
dividend, liquidation or other
shareholder rights), provided that
such Owner or Beneficial Owner
may transfer any American
Depositary Shares as to which such
rights are withheld outside any
Shareholder Group of which such
Owner or Beneficial Owner is a
member).

            Notwithstanding any
other provision of this Receipt or the
Deposit Agreement to the contrary,
the Depositary may refuse to execute
and deliver any Receipt, to register
the transfer of any Receipt or to
make any distribution on or related
to Shares represented by the
American Depositary Shares
evidenced by such Receipt, if the
Depositary has been notified by the
Company in writing that the
Beneficial Owner of the American
Depositary Share or American
Depositary Shares evidenced by such
Receipt, together with any other
American Depositary Shares and any
shares in the Company beneficially
owned by such Beneficial Owner (or
any Shareholder Group of which
such Beneficial Owner is a member),
would represent more than 25
percent of the share capital of the
Company (excluding non-voting
preference shares, if such shares are
issued).



      24.	DISCLOSURE OF
INTERESTS

            Each Owner and
Beneficial Owner who, as a result of
the acquisition of American
Depositary Shares by such Owner or
Beneficial Owner, beneficially owns
American Depositary Shares or
shares in the Company that together
(and together with any American
Depositary Shares and shares in the
Company beneficially owned by any
Shareholder Group of which such
Owner or Beneficial Owner is a
member) would represent more than
10 percent (or any other applicable
limit imposed from time to time on
beneficial owners of Shares by
Hungarian law or the Companys
Articles of Association, and notified
to the Depositary by the Company in
writing) of the share capital of the
Company (excluding non-voting
preference shares, if such shares are
issued) may no longer hold any
Receipts through a nominee and
must request that the Depositary
register such persons Receipts in the
name of such person as the Owner
requests on the books of the
Depositary maintained for that
purpose.  The Depositary has agreed
to furnish the Company, as promptly
as practicable, the name, address and
holding of American Depositary
Shares of any person who has made
such a request, to the extent the
Depositary has been provided with
such information.



NY12529: 269123.4
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